                                                                   Exhibit 23.21



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
ViaChange.com, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

Los Angeles, California
June 29, 2000